JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund
(All Share Classes)
(a series of JPMorgan Trust II)

Supplement dated May 15, 2008
to the Prospectuses dated September 15, 2007

The following replaces the relevant disclosure in The Fund Managers sub-section in The Fund’s Management and Administration section for JPMorgan Core Plus Bond Fund:

Core Plus Bond Fund

The portfolio management team for the Core Plus Bond Fund is led by Gary J. Madich, Managing Director and CFA charterholder, who is responsible for the overall allocation of the Fund. In addition to Mr. Madich, the three members of the portfolio management team with the most significant responsibility for day-to-day management of the Fund are Mark M. Jackson, Vice President and CFA charterholder, Frederick A. Sabetta, Vice President, CPA, and CFA charterholder, and Richard Figuly, Vice President. The team also includes additional portfolio managers who make day-to-day decisions concerning all alternative strategies such as emerging market debt. Mr. Madich has been the lead portfolio manager of the Fund since December 2006. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free portfolio management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading. An employee of JPMIA since 1995, he is a member of JPMorgan Asset Management’s Americas Executive Committee and serves as chairman of the Columbus Fixed Income Policy and Asset Allocation Committees. Mr. Jackson is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and the Fund. Mr. Jackson has been part of the team responsible for management of the Fund since 1996 and has been employed by JPMIA or predecessor firms since 1996. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for the BB/B high yield assets managed by one of the high yield teams. Mr. Sabetta has been part of the team responsible for management of the Fund since December 2006 and an employee of JPMIA or affiliated firms since March 2003. Prior to joining the high yield team, Mr. Sabetta was director, portfolio manager and head of private placements for Deutsche Asset Management and Scudder Kemper Investments, Inc. from March 1997 to February 2003. Mr. Figuly became part of the team responsible for management of the Fund in May 2006. An employee of JPMIA since 1993, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Figuly previously served as a fixed income trader trading taxable fixed income securities while specializing in structured products.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-CPB-508

JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund
(All Share Classes)
(a series of JPMorgan Trust II)

Supplement dated May 15, 2008
to the Statement of Additional Information dated September 15, 2007

Effective May 15, 2008, all references to James A. Sexton in the Statement of Additional Information are hereby deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-CPB-508